Finance lease receivables	12 Months Ended
Dec. 31, 2022
Disclosure of quantitative information about leases for lessor [abstract]
Finance lease receivables

34	Finance lease receivables
HSBC leases a variety of assets to third parties under finance leases, including transport assets (such as aircraft), property and general plant and machinery. At the end of lease terms, assets may be sold to third parties or leased for further terms. Rentals are calculated to recover the cost of assets less their residual value, and earn finance income.
The table below excludes finance lease receivables reclassified on the balance sheet to ‘Assets held for sale’ in accordance with IFRS 5. Net investment in finance leases of $1,502m was reclassified to ‘Assets held for sale’ as a result of the planned sale of our banking business in Canada.

	2022			2021
	Total future minimum payments	Unearned finance income	Present value	Total future minimum payments	Unearned finance income	Present value
	$m	$m	$m	$m	$m	$m
Lease receivables:
No later than one year	2,159	(236)	1,923	3,298	(303)	2,995
One to two years	1,652	(201)	1,451	2,303	(242)	2,061
Two to three years	1,391	(161)	1,230	1,645	(192)	1,453
Three to four years	906	(131)	775	1,225	(146)	1,079
Four to five years	613	(112)	501	795	(113)	682
Later than one year and no later than five years	4,562	(605)	3,957	5,968	(693)	5,275
Later than five years	4,064	(736)	3,328	4,044	(528)	3,516
At 31 Dec	10,785	(1,577)	9,208	13,310	(1,524)	11,786